UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

Pursuant to the previously announced policy of the Audit Committee of the Board of Directors ("Audit Committee") of PPL Corporation ("PPL" or the "Company") to solicit competitive proposals for audit services from independent accounting firms at least once every ten years, the Audit Committee recently conducted a competitive selection process to determine the Company's independent registered public accounting firm for the audits of the consolidated financial statements as of and for the fiscal year ending December 31, 2016 of PPL and its subsidiary registrants: PPL Electric Utilities Corporation, LG&E and KU Energy LLC, Louisville Gas and Electric Company and Kentucky Utilities Company. The Audit Committee invited several international public accounting firms to participate in this process, including Ernst & Young LLP ("EY"), the Company's independent registered public accounting firm for the fiscal year ended December 31, 2015. As a result of this process, on July 28, 2015, the Audit Committee approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.  This action effectively dismisses EY as the Company's independent registered public accounting firm and will become effective upon EY's completion of its procedures on the financial statements of PPL and its subsidiaries as of and for the fiscal year ended December 31, 2015 and the filing of the related Form 10-K, except with respect to audit and audit-related services pertaining to the fiscal year ended December 31, 2015, as required by PPL.

The audit reports of EY on the consolidated financial statements of PPL and its subsidiaries as of and for the fiscal years ended December 31, 2013 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During PPL's two most recent fiscal years ended December 31, 2014 and the subsequent interim period through July 28, 2015, there were no disagreements between PPL and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), which, if not resolved to the satisfaction of EY would have caused EY to make reference to the subject matter of the disagreement in connection with its report and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K). PPL has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements.  A copy of such letter, dated July 30, 2015, is filed as Exhibit 16.1 to this Form 8-K.

During PPL's two most recent fiscal years ended December 31, 2014 and the subsequent interim periods through July 28, 2015, neither PPL nor anyone on its behalf consulted with Deloitte regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of PPL or any of its subsidiary registrants, and no written report or oral advice was provided by Deloitte to PPL and its subsidiary registrants that Deloitte concluded was an important factor considered by PPL and its subsidiary registrants in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of the SEC's Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of the SEC's Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	16.1 -	Letter of Ernst & Young LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Dennis A. Urban, Jr.
Dennis A. Urban, Jr. Controller

LG&E AND KU ENERGY LLC

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

Dated:  July 30, 2015